CONFIDENTIAL TREATMENT REQUESTED UNDER17
C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2

WORLDWIDE DISTRIBUTION AND
STRATEGIC ALLIANCE AGREEMENT

        THIS WORLDWIDE DISTRIBUTION AND STRATEGIC ALLIANCE AGREEMENT (the “Agreement”) is entered into as of July 24, 2003 (the “Effective Date”) between BRUKER AXS INC. (hereinafter referred to as “BAXS”), 5465 East Cheryl Parkway, Madison, Wisconsin 53711, and DISCOVERY PARTNERS INTERNATIONAL, INC. (hereinafter referred to as “DPI”), 9640 Towne Centre Drive, San Diego, California 92121. BAXS and DPI are each referred to herein individually as a “Party” and jointly as the “Parties.”

BACKGROUND

    A.        DPI has developed certain products for the crystallography market.

    B.        BAXS develops, manufactures, distributes and supports products sold into the crystallography market.

    C.        DPI and BAXS desire that BAXS promote, market, distribute and provide support for certain DPI products in the crystallography market in accordance with the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties hereby agree as follows:

ARTICLE 1

INTERPRETATION

     1.1 Definitions.

        For purposes of this Agreement, the following terms shall have the meanings set forth below:

          1.1.1 “Affiliate” means any Person that, directly or indirectly through one or more other intermediaries, controls, is controlled by, or is under common control with, any Party. For purposes of this definition, “control” means direct or indirect ownership of more than fifty percent (50%) of the voting securities or participating profit interest of an entity.

          1.1.2 “CF Forecast” means a good faith written forecast by BAXS, in a form acceptable to DPI, of the volume of DPI Product that BAXS expects to submit Purchase Orders for during a specified period of time. Such forecast shall be consistent with BAXS’ concurrent internal forecasts that BAXS uses for its own planning purposes.

          1.1.3 “CF Software” means DPI’s proprietary Crystal Farm Navigator™ software.

          1.1.4 "CF System" shall be as defined on Exhibit A.

          1.1.5 “CR Software” means DPI’s proprietary Crystal Resolve™ software that will automatically classify images generated by the CF System, scheduled for release and shipment in the [***].

          1.1.6 "Confidential Information" shall be as defined in Section 12.1.

          1.1.7 “Documentation” means the written reference materials furnished by DPI for delivery to end users in conjunction with the DPI Product, including, if applicable, instructions and end user guides, tutorials, help files, and installation instructions.

          1.1.8 “DPI Products” means the products set forth in Exhibit A, as updated from time to time by mutual agreement in writing between BAXS and DPI.

          1.1.9 "Excess Product" shall be as defined in Section 3.2.2.

          1.1.10 "Exclusivity Minimum Requirements" shall be as defined in Section 3.3.1.

          1.1.11 “Failure Rate” shall mean the frequency of a particular component of a DPI Product, across all end users who received the DPI Product as a result of this Agreement, to fail to meet the specifications for such product as set forth in the Documentation, which such frequency has been proven by reasonable evidence and validated by the Parties, which such validation shall not be unreasonably withheld.

          1.1.12 "Initial Products" shall be as defined in Section 4.6.

          1.1.13 “Logo” means a graphic designed by a Party from time to time in its sole discretion and that identifies such Party or its Affiliates.

          1.1.14 "Losses" shall be as defined in Section 11.1.

          1.1.15 “Person” means any individual or partnership, limited liability company, corporation, joint venture, trust, or other business association or entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such individual or entity where the context so permits.

          1.1.16 "Purchase Order" shall be as defined in Section 3.4.

          1.1.17 “Quarter” means a period of three (3) consecutive calendar months commencing on January 1, April 1, July 1 or October 1, as applicable; provided, however, the period beginning on the Effective Date and ending on September 30, 2003 shall be included in the first Quarter hereunder.

          1.1.18 “Regulatory Approvals” means all registrations, permits and approvals by competent regulatory agencies in the Territory that are required for the importation, marketing, promotion and distribution of the DPI Products, including, without limitation, CE.

         [***]        Confidential material redacted and separately filed with the Commission.

          1.1.19 "Remainder Period" shall be as defined in Section 3.3.2.

          1.1.20 "Required Amount" shall be as defined in Section 3.5.

          1.1.21 "RMA" shall be as defined in Section 4.7.

          1.1.22 "Software" means the CF Software and/or the CR Software, as applicable.

          1.1.23 "Specified Territories" means Japan, China (including Hong Kong) and Singapore.

          1.1.24 “Structure Factory” means BAXS’ Structure Factory product, as may be developed from time to time.

          1.1.25 "Term" shall be as defined in Section 13.1.

          1.1.26 "Territory" means all territories worldwide.

          1.1.27 “Third Party” means any Person other than BAXS or DPI, or their respective Affiliates.

          1.1.28 “Trademarks” means, as to each Party, those trademarks, trade names and Logos set forth under such Party’s name on Exhibit B.

          1.1.29 "Transfer Prices" shall be as defined in Section 4.2.1.

          1.1.30 "Transferred Lead" shall be as defined in Section 5.3.

          1.1.31 “Update” means modifications or revisions that may, from time to time, be made by DPI to the Software and that correct material errors or bugs in the Software which, if not corrected, would adversely affect the functionality of the Software as described in the applicable specifications. The term “Updates” does not include Upgrades.

          1.1.32 “Upgrade” means new versions, releases or enhancements to the Software that provide new, improved, different or additional features or functionality.

          1.1.33 "Warranty Period" shall be as defined in Exhibit D.

          1.1.34 “Year” means a twelve (12) month period ending on September 30, with the first such period beginning on October 1, 2003.

     1.2 Construction. The word “including” shall mean “including without limitation”. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. All references herein to dollar amounts shall mean United States Dollars.

ARTICLE 2

APPOINTMENT AND ACCEPTANCE

     2.1 Appointment. Subject to the terms and conditions of this Agreement, DPI hereby appoints BAXS as its exclusive distributor of the DPI Products in the Territory during the Term; provided, however, BAXS shall be a non-exclusive distributor of the DPI Products in each of the Specified Territories until such time as DPI’s obligations existing as of the Effective Date that grant distribution or other rights with respect to any DPI Products to any Third Party in each such Specified Territory expire or are otherwise terminated. BAXS hereby accepts such appointment, which may not be transferred (except as expressly permitted by Section 14.1) or sublicensed. As further described later in this Agreement, BAXS will pay DPI for the DPI Products and promote, market and distribute DPI Products to end users and perform other customary distributor functions for the DPI Products in accordance with this Agreement.

     2.2 End User Agreement. BAXS’ distribution of the DPI Products is subject to the terms and conditions of any end user license agreements included with DPI Products. DPI agrees to provide copies of the then-current end user agreements for the DPI Products (the “End User Agreements”), which shall also be appended hereto at Exhibit F, to BAXS by September 15, 2003; provided, the End User Agreement for the CR Software shall be provided when available. DPI may, in its sole discretion, amend any End User Agreements. BAXS will not modify or remove any such agreements and shall comply with the requirement set forth in Section 6.1.1 with respect to any such end user agreements.

     2.3 Sale of Other Products. For so long as BAXS has exclusivity rights with respect to DPI Products pursuant to Section 2.1, each of (a) BAXS and (b) DPI covenants and agrees not to promote, market, stock or distribute any product that is functionally similar with the DPI Products for crystal growth incubation applications. For avoidance of doubt, products not designed for use with, or not using, crystallographic plate incubation or crystallographic optical imaging are not functionally similar.

     2.4 Designated Contact Persons. BAXS designates Lieuwe Boskma and DPI designates John Lillig, or such replacements as BAXS and DPI, respectively, shall appoint, as the primary contact persons for all discussions arising between the Parties with respect to this Agreement and the activities described herein, except as set forth in Section 5.4.3 with respect to training matters.

ARTICLE 3

FORECASTS, MINIMUM REQUIREMENTS AND PURCHASE ORDERS

     3.1 Distribution Reports. BAXS will keep DPI reasonably informed as to BAXS’ distribution activities, including promotion activities, related to the DPI Products pursuant to this Agreement, and will provide written reports regarding the foregoing to DPI at least once per Quarter during the Term.

     3.2 Forecasts.

          3.2.1 During the Term and beginning on October 1, 2003, on the first day of each Quarter, BAXS shall provide to DPI a CF Forecast for the ensuing twelve (12) month period, including detail with respect to each Quarter during such period. The CF Forecast made on October 1, 2003 with respect to the first three full Quarters following the Effective Date shall be binding upon BAXS. In each subsequent CF Forecast made by BAXS, the forecast shall be binding with respect to a Quarter when such Quarter is the third Quarter in that CF Forecast. Once a CF Forecast for a Quarter becomes binding, it may not be reduced by BAXS. The following example is for clarification purposes: In the CF Forecast due from BAXS on January 1, 2004, BAXS may not adjust the forecast for the Quarters beginning on January 1, 2004 or April 1, 2004 because they are already binding, and the forecast made with respect to the Quarter beginning on July 1, 2004 shall be binding when made therein, however, the forecast for the Quarter beginning on October 1, 2004 shall not be binding until a forecast for such Quarter is submitted with the CF Forecast due on April 1, 2004.

          3.2.2 The Parties agree that with respect to the first two (2) Quarters following the Effective Date, (a) BAXS may submit a forecast for the two quarters combined, (b) the combined CF Forecast for the two Quarters beginning on October 1, 2003 shall be at least [***] CF Systems (the “Initial Commitment”), which amount may not be reduced by BAXS, (c) to the extent DPI does not receive Purchase Orders from BAXS in the two Quarters beginning on October 1, 2003 sufficient to fulfill the Initial Commitment, DPI may ship CF Systems to BAXS’ Madison, Wisconsin facility, equal in number to any such shortfall, and invoice BAXS therefor at the applicable Transfer Price which such invoices BAXS shall pay in accordance with Section 4.3.1, and (d) purchases by end users of CF Systems during the period beginning on the Effective Date and ending on October 1, 2003 shall be counted toward the Exclusivity Minimum Requirements for the first Year of this Agreement and toward BAXS’ obligation to pay for the Initial Commitment as set forth in the foregoing subsection (c).

          3.2.3 Subject to prohibition on reductions to binding CF Forecasts as set forth in Sections 3.2.1 and 3.2.2, CF Forecasts may be updated by BAXS in writing with respect to a future Quarter; provided, however, DPI is not obligated to fulfill requests for an increased number of CF Systems over a number previously included in a binding forecast unless BAXS provides notice of such increase at least six (6) months in advance of the requested delivery date. BAXS will pay DPI the Transfer Price in return for CF Systems (shipped to BAXS’ Madison, Wisconsin facility) for any CF Systems manufactured by DPI as a result of increases to binding CF Forecasts and not included by BAXS in a Purchase Order during the relevant Quarter (the “Excess Product”). To the extent BAXS provides less than six (6) months lead time with respect to an increase in CF Systems not included in a binding CF Forecast, such products will be considered “backlogged” and shall not be due for delivery by DPI until six (6) months have elapsed from the date of the CF Forecast; provided, however, DPI agrees to use commercially reasonable efforts to accommodate such requests for CF Systems.

     3.3 Minimum Requirements.

         [***]        Confidential material redacted and separately filed with the Commission.

          3.3.1 DPI may convert the rights granted hereunder pursuant to Section 2.1 to non-exclusive rights if BAXS fails to pay for the number of CF Systems in the corresponding periods as set forth in Exhibit G (the “Exclusivity Minimum Requirements”). However, in the event of any failure by DPI to deliver CF Systems specified in any binding CF Forecast pursuant to the delivery dates specified in the corresponding Purchase Orders, the Exclusivity Minimum Requirements shall be suspended until the first Quarter subsequent to DPI’s fulfillment of all overdue Purchase Orders.

          3.3.2 The Parties agree that the Exclusivity Minimum Requirements will be reviewed prior to the beginning of each Year to determine whether any adjustments should me made to such requirements.

     3.4 Purchase Orders. BAXS shall submit orders (each a “Purchase Order”) for DPI Products in writing to DPI, which Purchase Orders shall reference this Agreement and shall set forth the quantities, descriptions and requested delivery date (which shall be no more than one hundred eighty (180) days from the date of the Purchase Order) for the DPI Products ordered, together with shipping instructions. BAXS will provide DPI with its preferred carrier’s account number to enable DPI to ship directly to the end user or BAXS. If there is any conflict between a Purchase Order and the terms of this Agreement, the terms of this Agreement shall control. DPI shall accept all Purchase Orders issued by BAXS in compliance with this Agreement.

ARTICLE 4

MANUFACTURING, PRICING AND PAYMENT

     4.1 Manufacturing. DPI will be responsible, itself or using subcontractors, for manufacturing and packaging the DPI Products for distribution by BAXS.

     4.2 Pricing.

          4.2.1 Subject to Section 4.2.3, (a) BAXS shall pay fixed prices for the DPI Products as set forth in Exhibit C (the “Transfer Prices”) and (b) BAXS shall control the price charged to end users for the DPI Products. The Transfer Prices will be reviewed annually during the Term and the Parties may mutually agree upon any adjustments thereto. Notwithstanding the foregoing, beginning on [***], DPI may, in its sole discretion, increase Transfer Prices to account for inflation, provided the maximum increase permitted in any Year shall not exceed five percent (5%).

          4.2.2 DPI agrees to sell to BAXS spare materials required by BAXS to perform service on DPI Products outside of the warranty set forth in Exhibit D hereto. The pricing, quantity and stocking locations of such spare materials shall be agreed upon by the Parties. When available, but in any event no later than October 1, 2003, DPI will provide to BAXS a price list for such spare parts that reflects a [***] to the then-current list price; provided, however, the price charged to BAXS for materials which are commonly available from Third

         [***]        Confidential material redacted and separately filed with the Commission.

Parties shall reflect a [***] DPI’s purchase price therefor. DPI reserves the right to update such price list on a quarterly basis to reflect changes in costs and inflation.

          4.2.3 The Parties acknowledge that as of the Effective Date, certain potential end users have received price quotations from DPI for DPI Products, and that it is in the best interests of the Parties to both honor such quotations prior to their expiration and to maintain consistent pricing for such potential end users for a period of time thereafter. BAXS agrees to honor all outstanding formal, written price quotations for Transferred Leads set forth in Exhibit E. BAXS also agrees to continue to honor such price quotations for Purchase Orders of DPI Products submitted to DPI for up to sixty (60) days following expiration of each such quotation. To the extent price quotations are less than [***], the Transfer Price will be adjusted, and BAXS shall pay such adjusted Transfer Price with respect to the DPI Products, according to the following formula:

         [***]

     4.3 Payment Terms.

          4.3.1 All DPI Products are delivered F.C.A. DPI’s facility in San Diego, California, with the net amount of the invoice due within forty-five (45) days after the later of (i) the invoice date or (ii) the date of shipment, in any case, regardless of whether BAXS has received payment from the end user. DPI shall properly pack all DPI Products for shipment in accordance with sound industry practice.

          4.3.2 All payments shall be made in U.S. Dollars.

          4.3.3 BAXS shall pay DPI a late charge as specified in Section 4.9 for delinquency on invoices for DPI Products. BAXS shall pay all costs and expenses incurred by DPI in collecting delinquent amounts (including late charges) owed by BAXS under this Section 4.3.3 including attorneys’ fees and costs. DPI may accept partial payment of any invoice, which shall not constitute a waiver of DPI’s right to collect the balance.

          4.3.4 In the event BAXS has failed to pay previous amounts when due or BAXS’ financial condition or creditworthiness or performance under this Agreement makes such action appropriate in DPI’s reasonable judgment, then DPI may at any time thereafter, either generally or with respect to any specific Purchase Order, change the amount or duration of credit to be allowed to BAXS by DPI, which may include requiring cash in advance of shipment or delaying or stopping acceptance of Purchase Orders from or shipments to BAXS, without waiving its claim for damages or other remedies.

     4.4 Taxes. Unless otherwise required by law, the Transfer Price is exclusive of international, federal, state and/or local excise, sales, value-added and similar taxes and charges, including exportation charges (“Applicable Taxes”), other than United States federal, foreign, state and local taxes based on DPI net income. Such Applicable Taxes shall be the sole responsibility of BAXS and, if required to be paid by DPI, will appear as additional items on

         [***]        Confidential material redacted and separately filed with the Commission.

invoices.     If exemption from such taxes or charges is claimed, BAXS must provide a certificate of exemption and similar documentation at the time the Purchase Order is submitted to DPI.

     4.5 Title and Delivery. Title and all risk of loss or damage in transit of the DPI Products when shipped by DPI shall pass to BAXS upon DPI’s delivery to BAXS’ designated carrier. All transportation, insurance and similar charges for the DPI Products will be collect or prepaid by BAXS using BAXS’ (or that of its end users) preferred shipper’s account number. DPI shall not be required to ship “Prepaid and Add” for the DPI Products.

     4.6 Return Procedure and Terms. In order to return a DPI Product under warranty, BAXS shall obtain a Return Material Authorization (“RMA”) from DPI, which DPI shall promptly provide upon request. All authorized returns must be shipped to DPI within [***] after BAXS has received the RMA. DPI shall not accept DPI Products without an RMA or DPI Products with an expired warranty. Any non-returnable DPI Products shall be shipped back to BAXS with transportation and similar charges collect or, if BAXS fails to accept the return shipment, DPI shall store such returned DPI Products and be entitled to charge BAXS for the costs of storage and handling. BAXS will not be entitled to return any DPI Products if the returned DPI Products have been damaged or, in DPI’s reasonable determination, improperly handled, stored, transported or used.

     4.7 Returned Products. All DPI Products returned under warranty shall be handled in accordance with the warranty set forth herein.

     4.8 Late Payment. Any payments due under this Agreement which are not paid when due shall bear interest to the extent permitted by applicable law at the prime rate as reported by the Bank of America, New York, New York, on the date such payment is due, plus an additional three percent (3%), calculated on the number of days such payment is delinquent; provided, however, that in no event shall such rate exceed the maximum legal interest rate allowed by law. This Section 4.8 shall in no way limit any other remedies available to any party.

ARTICLE 5

PROMOTION, MARKETING AND DISTRIBUTION

     5.1 Promotion of DPI Products. BAXS agrees to market, promote and distribute the DPI Products in the Territory. Such efforts will include but not be limited to:

               (a)     Including the DPI Products on BAXS’ price lists, product lists and website using the DPI Products’ names and listing the suggested retail prices for the DPI Products as established by BAXS;

               (b)     Offering quota credit and/or commissions for BAXS’ sales staff and sales management for distribution of DPI Products;

               (c)     Utilizing the BAXS sales staff that markets and sells Bruker “Single Crystal” Crystallography instruments to also market and distribute the DPI Products;

              [***]        Confidential material redacted and separately filed with the Commission.

               (d)     Including the DPI Products in BAXS’ annual and periodic sales and marketing plans and training; and

               (e)     Cooperating with DPI to issue appropriate joint press announcements promoting the DPI Products and BAXS’ related products.

     5.2 Structure Factory Development. BAXS intends to promote and distribute the DPI Products as part of the Structure Factory. DPI agrees to work with BAXS to develop a plan for such grouping of the DPI Products as part of the Structure Factory. In no event will DPI be obligated to agree to the integration of DPI Products in the Structure Factory if DPI determines, in its sole discretion, that such integration requires unacceptable modifications to DPI’s intellectual property. In addition, both Parties will attempt to identify and contract with Third Party suppliers of other components that may be included in the Structure Factory, including liquid-handling robots. Notwithstanding the foregoing, BAXS agrees not to integrate or include other incubation or screening components reasonably comparable to the DPI Products in the Structure Factory.

     5.3 Leads. Exhibit E hereto sets forth a list of all of DPI’s active customer leads (other than active leads for the Specified Territories) for the distribution of the DPI Products (the “Transferred Leads”). DPI will assist the BAXS sales force to accomplish distribution of DPI Products to Transferred Leads.

     5.4 BAXS Sales and Service Training.

          5.4.1 The Parties understand and acknowledge that BAXS cannot satisfy its obligations to promote, market and support the DPI Products unless BAXS adequately trains its sales and service personnel in the qualification of prospective end users, the capabilities of the DPI Products and the service policies and procedures for the DPI Products. BAXS agrees to maintain at all times a competent and qualified sales and service staff for the DPI Products.

          5.4.2 During the Term, DPI shall provide the training described in this Section 5.4.2. The overall philosophy of these training sessions will be to train key BAXS sales and service personnel who will then have the responsibility of training the overall BAXS sales and service force that will be handling the ongoing distribution and servicing of the DPI Products. [***] DPI will provide a group of BAXS’ key sales, marketing and technical staff (including service engineers who are also responsible for service on BAXS’ Bio Crystallography instruments) with [***] sales training sessions to be conducted at sites to be determined by the Parties (with one such session to be at DPI’s San Diego facility) and [***] service and installation training sessions to be conducted at DPI’s San Diego facility. [***], DPI will provide a group of BAXS’ key sales, marketing and technical staff (including service engineers who are also responsible for service on BAXS’ Bio Crystallography instruments) with [***] sales training sessions to be conducted at sites to be determined by the Parties (with one such session to be at DPI’s San Diego facility) and [***] service and installation training sessions to be conducted at DPI’s San Diego facility. It will then be the responsibility of BAXS to convey such training to the remaining BAXS sales and service force. DPI shall provide any additional

              [***]        Confidential material redacted and separately filed with the Commission.

training requested by BAXS, provided that such training shall be at BAXS’ expense and shall be offered at DPI’s then most favorable rates therefor.

          5.4.3 All discussion and planning between the Parties with respect to training of sales and service personnel shall be handled by Dan Frankel of BAXS and Barry Prom of DPI or such replacements as BAXS and DPI, respectively, shall appoint.

     5.5 Demonstration Units. DPI expects BAXS to have demonstration units of the CF System available in the United States and Europe to assist with promotion. Until such time that BAXS has obtained such units from DPI, but not to extend beyond the one-year anniversary of the Effective Date, DPI will provide customer demonstrations of the CF System at the DPI headquarters in San Diego, California. Pre-release of its distribution to end users, DPI will provide to BAXS up to forty (40) demonstration versions of the CR Software, without charge, for promotion purposes.

     5.6 Marketing Materials. During the Term, DPI shall provide BAXS with its current marketing information concerning the DPI Products, in reasonably sufficient quantities to support BAXS’ sales activities for the DPI Products. DPI will designate BAXS as its distributor of the DPI Products in all marketing materials (including brochures, sales literature, posters and presentations) created by DPI within three (3) months after the Effective Date; however, marketing materials used in the Specified Territories need not include such designation until BAXS is the exclusive distributor of the DPI Products therein.

     5.7 Advertising. BAXS will determine its advertising strategy for the DPI Products and will bear the costs thereof during the Term. DPI will use commercially reasonable efforts to modify its already scheduled advertisement commitments to indicate reference BAXS as the distributor of DPI Products.

     5.8 Trade Shows. Promptly following the Effective Date, BAXS and DPI will develop a plan to participate jointly in crystallography-related trade shows during the Term.

     5.9 Co-Branding of Products. The Parties agree that within ninety (90) days of the Effective Date, each DPI Product will display branding of both DPI and BAXS. The Parties agree to work in good faith to develop a plan to achieve such co-branding.

ARTICLE 6

MAINTENANCE AND SUPPORT

     6.1 Installation and Primary Support.

          6.1.1 BAXS shall be responsible for installation and for providing first-line support to end users of DPI Products, including training, applications support, maintenance and service, and warranty associated labor for all DPI Products distributed by BAXS under this Agreement. BAXS agrees to require each end user of Software to participate in the End User Agreements incorporated in the Software at the time of installation.

          6.1.2 BAXS shall provide the same quality level of service and comparable response times to end users of the DPI Products as it provides to existing BAXS customers for comparable products under comparable contracts, which shall be comparable or superior to industry standards.

     6.2 DPI Role in Support.

          6.2.1 For so long as BAXS is the exclusive distributor of DPI Products pursuant to Section 2.1, DPI shall provide, at no charge, reasonable second-line telephone consultation, assistance and advice to BAXS with respect to technical questions that are raised concerning the DPI Products, which questions BAXS’ own technical staff is unable to answer after diligent effort. At such time as BAXS is no longer the exclusive distributor of DPI Products, such services shall be available to BAXS, subject to the same limitations as in the foregoing sentence, for not more than DPI’s then-current most favorable pricing therefore. Such telephone consultation, assistance and advice shall be available during DPI’s normal business hours according to DPI’s then-current practice. DPI shall identify in advance and provide to BAXS a list of technically qualified DPI support personnel, who shall be generally available to answer questions from BAXS support personnel during DPI’s normal business hours.

          6.2.2 All support services to be provided by DPI under this Article 6 to BAXS and end users of the DPI Products shall be subject to: (a) BAXS and such end users providing DPI, at no charge, with reasonable access to all internal testing and bug reports and other related information about the installation and use of the DPI Products and to all necessary and appropriate personnel to answer questions about any reported problems regarding the DPI Products; and (b) BAXS promptly providing, and the respective end user promptly implementing, all error corrections, workarounds and maintenance Updates provided by DPI under this Agreement.

     6.3 Warranty Support.

          6.3.1 BAXS shall be responsible for all labor and DPI shall be responsible for all materials required in connection with warranty claims by end users under the DPI Product warranty described in Exhibit D. For the first six (6) months following the Effective Date, all spare materials for warranty support will be stored at DPI’s San Diego, California facility. Following such initial six (6) month period, such spare materials will be provided by DPI but will be stored at BAXS sites in such material types, quantities and locations as the Parties shall mutually agree. The Parties shall develop a mutually agreeable system for BAXS to notify DPI of all instances where such spare materials are utilized for warranty purposes, including the identity of the end-user involved.

          6.3.2 Notwithstanding Section 6.3.1, if BAXS provides to an end user any representations or warranties with respect to the DPI Products in excess of the express warranty set forth in Exhibit D, then BAXS shall be solely responsible for, and DPI shall have no obligation to honor, any such excess representations or warranties.

     6.4 Upgrades and Updates. During the Term, if DPI creates any Updates to the Software, DPI shall deliver such Updates to BAXS at the time such Updates are made generally ready for customer distribution. BAXS shall incorporate such Updates into an end user’s copy of the Software as soon as is reasonably practicable. If DPI creates any Upgrades to the Software during the Term, BAXS shall have a right of first refusal to obtain exclusive distribution rights therefor upon mutually agreeable terms and conditions negotiated by the Parties in good faith.

     6.5 Regulatory Compliance. DPI shall be responsible for ensuring that the DPI Products and any packaging materials and package inserts for the DPI Products supplied by DPI comply in all respects with applicable Regulatory Approvals and any applicable laws, rules and regulations. BAXS shall follow safe handling, storage, transportation, use and disposal practices with respect to the DPI Products as required by Regulatory Approvals and applicable laws. Each Party shall make available to the other Party all information in its possession relating to the DPI Products as is necessary for the other Party to comply with its regulatory reporting requirements.

ARTICLE 7

TRADEMARKS

     7.1 License to DPI Trademarks. BAXS will market the DPI Products under the DPI Trademarks designated by DPI from time to time. Subject to the limitations herein, during the Term, DPI hereby grants BAXS a non-exclusive, non-transferable (except as expressly permitted under Section 14.1) and non-sublicensable, fully-paid and royalty-free limited license to use the DPI Trademarks in the Territory only in connection with BAXS’ promotion, marketing and distribution of the DPI Products pursuant to this Agreement.

     7.2 License to BAXS Trademarks. Subject to the limitations herein, during the Term, BAXS hereby grants DPI a non-exclusive, royalty-free limited license to use the BAXS Trademarks in the Territory with the DPI marketing materials and the DPI Products themselves pursuant to this Agreement.

     7.3 Limitations. Any goodwill arising out of the use by a Party of the other Party’s Trademarks hereunder shall inure to the benefit of the owner thereof. Except as expressly set forth in Section 7.1 or Section 7.2, (a) BAXS will have no right, title or interest in the DPI Trademarks and (b) DPI will have no right, title or interest in the BAXS Trademarks. There are no implied licenses granted under this Agreement. At no time during or after the Term will a Party challenge or assist Third Parties to challenge the other Party’s Trademarks or the registration thereof or attempt to register any trademarks confusingly similar to those Trademarks. Neither Party’s use of the Trademarks of the other Party will tarnish, blur or dilute the quality associated with such Trademarks or the associated goodwill.

     7.4 Approval of Representations. All depictions of the Trademarks of the other Party must be submitted to the owner for approval of design, color, or other details, or will be exact copies of those approved in advance by the owning Party. In the event the owning Party does not approve of a depiction of its Trademark, the other Party shall cease using such depiction upon reasonable notice. If any Trademarks of a Party are to be used in conjunction with another trademark on or in relation to the DPI Products, the Trademarks of such Party will be presented legibly, and with reasonable prominence.

ARTICLE 8

WARRANTIES, LIMITATION OF LIABILITY

     8.1 Product Warranty. The only warranty made by DPI to end users with respect to the DPI Products, and the only warranty BAXS may extend to end users with respect to DPI Products, is contained in Exhibit D hereto. DPI also makes the warranty contained in Exhibit D to BAXS for the benefit of BAXS. In addition, in the event that there is a Failure Rate of at least [***] of any component of a DPI Product during any Quarter (or longer period), DPI will use commercially reasonable efforts to promptly generate a remedy for the underlying failure upon validation of such Failure Rate.

     8.2 Exclusive Remedy. DPI’S SOLE OBLIGATION, AND BAXS’ EXCLUSIVE REMEDY, UNDER THE WARRANTY REFERRED TO IN SECTION 8.1 SHALL BE FOR DPI, AT ITS SOLE DISCRETION, TO REPLACE OR REPAIR IN A TIMELY MANNER AND AT ITS SOLE EXPENSE NON-CONFORMING DPI PRODUCTS REPORTED DURING THE WARRANTY PERIOD.

     8.3 Disclaimer. EXCEPT FOR EXPRESS LIMITED WARRANTY SET FORTH IN SECTION 8.1, EACH DPI PRODUCT IS PROVIDED “AS IS” AND WITHOUT WARRANTY OF ANY KIND WHETHER EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH BAXS; DPI SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     8.4 THE TOTAL LIABILITY OF DPI ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNT PAID BY BAXS TO DPI HEREUNDER AND THE LIABILITY OF DPI RELATING TO SPECIFIC DPI PRODUCT(S) PROVIDED HEREUNDER SHALL NOT EXCEED THE AMOUNT PAID BY BAXS TO DPI FOR SUCH DPI PRODUCT(S). EXCEPT FOR AMOUNTS PAYABLE UNDER SECTION 4.2, ARTICLE 11 OR FOR LIABILITY FOR BREACH OF CONFIDENTIALITY OR FOR INFRINGEMENT OR MISAPPROPRIATION, IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER FOR BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOSS OF ANTICIPATED PROFITS, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTHING IN THIS SECTION 8.4 SHALL LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN ARTICLE 11 OF THIS AGREEMENT.

ARTICLE 9

INSURANCE

              [***]        Confidential material redacted and separately filed with the Commission.

     9.1 Insurance. Each Party shall, throughout the Term, obtain and maintain, at its own cost and expense, from a reputable insurance company, product liability insurance in amounts not less than $1,000,000 per incident and $5,000,000 annual aggregate and naming the other Party as an additional insured. The amounts of insurance coverage required hereunder shall not be construed to create a limit on any Party’s liability with respect to its indemnification obligations hereunder. Each Party shall furnish the other Party a certificate of insurance evidencing such insurance upon request and shall provide the other Party with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance. Each Party’s obligation to maintain such insurance shall continue until two (2) Years after termination or expiration of this Agreement.

ARTICLE 10

INTELLECTUAL PROPERTY

     10.1 Ownership of Intellectual Property Rights. The Parties acknowledge and agree that, subject to the right to distribute the DPI Products granted herein and the rights with respect to DPI Trademarks under Article 7, all right, title and interest in and to any intellectual property rights in or covering the DPI Products shall reside solely in DPI.

     10.2 Limited Indemnification for Infringement.

          10.2.1 DPI agrees to defend, indemnify and hold harmless BAXS from all costs, expenses, damages, suits and other proceedings incurred by BAXS, its officers, directors, employees or agents in connection with any third party claim that the DPI Products infringe any patent or copyright of any Third Party, provided that (a) BAXS promptly informs DPI in writing of the existence of any matter BAXS asserts to be covered by this Section 10.2.1, and (b) BAXS furnishes to DPI all information and assistance in connection therewith which may be reasonably requested by DPI from time to time. DPI shall have the sole right to settle, defend, or otherwise handle any such claim. In the event the use of any such DPI Products is enjoined, DPI shall, at its option, either (a) procure for BAXS the right to continue exercising the rights granted to BAXS with respect to such DPI Product under this Agreement, (b) replace or modify the same to make it non-infringing, or (c) provide a pro rata refund to BAXS of all amounts paid by BAXS for the allegedly infringing DPI Product to DPI hereunder, based upon a [***] life of such DPI Product. DPI shall not be obligated to defend or to be liable under this Section 10.2.1 or otherwise with respect to any infringement claim to the extent the infringement asserted is based upon or arises out of (a) compliance with specifications originating with BAXS; (b) use or combination of DPI Products with items not provided by DPI; (c) use or distribution of other than the latest unmodified version of DPI Products if such infringement would have been avoided by the use of such later version; (d) modification of DPI Products other than by DPI or (e) failure by BAXS to comply with the terms of this Agreement or any Documentation or gross negligence or willful misconduct of BAXS or any of its officers, directors, employees or agents. This Section 10.2.1 states DPI’s entire liability and BAXS’ sole and exclusive remedy for infringement claims and actions with respect to any DPI Products.

              [***]        Confidential material redacted and separately filed with the Commission.

          10.2.2 BAXS agrees to defend, indemnify and hold harmless DPI from all costs, expenses, damages, suits and other proceedings incurred by DPI, its officers, directors, employees or agents in connection with any third party claim that the Structure Factory (other than DPI Products included therein) infringes any patent or copyright of any Third Party, provided that (a) DPI promptly informs BAXS in writing of the existence of any matter DPI asserts to be covered by this Section 10.2.1, and (b) DPI furnishes to BAXS all information and assistance in connection therewith which may be reasonably requested by BAXS from time to time. BAXS shall have the sole right to settle, defend, or otherwise handle any such claim. In the event the use of any Structure Factory is enjoined, BAXS shall, at its option, either (a) procure for DPI the right to continue exercising the rights granted to DPI with respect to such Structure Factory, (b) replace or modify the same to make it non-infringing, or (c) provide a pro rata refund to DPI of all amounts paid by DPI for the allegedly infringing Structure Factory to BAXS hereunder, based upon a [***] life of such Structure Factory. BAXS shall not be obligated to defend or to be liable under this Section 10.2.2 or otherwise with respect to any infringement claim to the extent the infringement asserted is based upon or arises out of (a) compliance with specifications originating with DPI; (b) use or combination of a Structure Factory with items not provided by BAXS; (c) use or distribution of other than the latest unmodified version of a Structure Factory if such infringement would have been avoided by the use of such later version; (d) modification of a Structure Factory other than by BAXS or (e) failure by DPI to comply with the terms of this Agreement or any documentation accompanying a Structure Factory or gross negligence or willful misconduct of DPI or any of its officers, directors, employees or agents. This Section 10.2.2 states BAXS’ entire liability and DPI’s sole and exclusive remedy for infringement claims and actions with respect to any Structure Factory.

     10.3 Trademark Infringement. If DPI is or becomes aware of an infringement or a potential infringement of BAXS Trademarks, it shall promptly notify BAXS. BAXS shall have the sole right to bring any action with respect to infringement of BAXS Trademarks, in court or otherwise, or to settle the claim. If BAXS is or becomes aware of an infringement or a potential infringement of DPI Trademarks, it shall promptly notify DPI. DPI shall have the sole right to bring any action with respect to infringement of DPI Trademarks, in court or otherwise, or to settle the claim.

ARTICLE 11

INDEMNITY

     11.1 Indemnification by DPI. DPI agrees to indemnify, defend and hold BAXS and its directors, officers, employees, Affiliates, successors and permitted assigns harmless for, from and against any and all losses, liabilities, damages, claims, disputes, proceedings, costs or expenses (including interest and reasonable attorneys’ fees) (collectively, “Losses”) incurred by any such indemnified party based upon any Third Party claims resulting from or arising out of: (a) the performance or breach of this Agreement or any representations or warranties contained herein by DPI; (b) any gross negligence or willful misconduct of DPI, its employees, Affiliates or agents; or (c) the manufacture of DPI Products except to the extent such Losses result from or

              [***]        Confidential material redacted and separately filed with the Commission.

arise out of the gross negligence or willful misconduct of BAXS or any of its employees, Affiliates or agents.

     11.2 Indemnification by BAXS. BAXS agrees to indemnify, defend and hold DPI and its directors, officers, employees, Affiliates, successors and permitted assigns harmless for, from and against any and all Losses incurred by any such indemnified party based upon or otherwise in respect of Third Party claims resulting from or arising out of: (i) the performance or breach of this Agreement or any representations or warranties contained herein by BAXS; (ii) any gross negligence or willful misconduct by BAXS, its employees, Affiliates or agents; or (iii) any representations or warranties, or the commitment of support and maintenance services, made by BAXS regarding the DPI Products beyond those made by DPI as expressly set forth in this Agreement, except to the extent such Losses result from or arose out of the gross negligence of willful misconduct of DPI or any of its employees, Affiliates or agents.

     11.3 Conditions and Limitations of Indemnification Obligations. In order to maintain the right to be indemnified by the other Party (the “Indemnitor”), the party claiming indemnification (the “Indemnitee”) must:

          11.3.1 notify the Indemnitor promptly after learning of a Third Party claim subject to indemnification under this Article 11;

          11.3.2 allow the Indemnitor to manage and control (by way of intervention or otherwise) the defense and/or settlement of any such Third Party claim against the Indemnitee;

          11.3.3 cooperate with the Indemnitor in the defense or the settlement negotiations of Third Party claims as reasonably required by the Indemnitor; and

          11.3.4 abstain from making any statements or taking any actions which prejudice the defense against a Third Party claim, including any statements against the interest of the Indemnitor or admissions of causation or guilt with respect to such claim.

The Indemnitor shall not agree to any settlement that adversely affects the Indemnitee’s rights or interest without the Indemnitee’s prior written approval, which approval shall not be unreasonably withheld.

ARTICLE 12

CONFIDENTIALITY

     12.1 Confidential Information. Any information or materials communicated by one Party to the other Party pursuant to this Agreement or the Confidential Disclosure Agreement between the Parties dated June 20, 2003 will be deemed “Confidential Information” of the disclosing Party if marked “confidential” or with a similar legend, or if disclosed orally or visually, if identified as being confidential at the time of such oral or visual disclosure, and thereafter reduced to writing, marked “confidential” or with a similar legend, and sent to the other Party within thirty (30) days of such oral or visual disclosure, or which information or materials would, due to the nature thereof or the circumstances surrounding disclosure, appear to a reasonable person to be confidential or proprietary. Notwithstanding the preceding sentence, “Confidential Information” will not be deemed to include information that the receiving Party can demonstrate, by competent written proof:

          12.1.1 At the time of disclosure is published or is publicly known or otherwise in the public domain, other than through any act or omission by the receiving Party;

          12.1.2 Was already known to the receiving Party, other than under an obligation of confidentiality or non-use, prior to the time of disclosure;

          12.1.3 Is disclosed to the receiving Party in good faith, without an obligation of confidentiality, by a Third Party not under any obligation of confidence with respect to such information; or

          12.1.4 Is independently developed by the receiving Party without use of or reference to the disclosing Party’s Confidential Information.

     12.2 Treatment of Confidential Information. The Parties agree that a Party receiving Confidential Information of the other Party will: (a) treat any such Confidential Information disclosed to it by the other Party as strictly confidential; (b) except as necessary in the performance of this Agreement, not disclose such Confidential Information to Third Parties without the prior written consent of the other Party, other than to its Affiliates, collaborators or any consultants, provided that such disclosure be under confidentiality agreements with provisions comparable to those contained in this Agreement; (c) not use such Confidential Information for purposes other than those authorized expressly herein; and (d) use reasonable efforts to prevent inadvertent disclosure of such Confidential Information.

     12.3 Access; Permitted Disclosure.

          12.3.1 Access to Confidential Information will be limited to those employees or consultants of the Party receiving such information or of such Party’s Affiliates who reasonably require such information in order to carry out activities authorized pursuant to this Agreement. Such employees or consultants will be advised of the confidential nature of the Confidential Information and the related confidentiality undertaking.

          12.3.2 Notwithstanding any other provision in this Agreement, a receiving Party may disclose Confidential Information of the disclosing Party to the extent such disclosure is required by law or court order, provided that the receiving Party gives the disclosing Party prompt written notice of the requirement to disclose and reasonably cooperates with the disclosing Party to seek a protective order or other restrictions on the disclosure of such Confidential Information of the disclosing Party. Any such required disclosure will be limited only to that Confidential Information that is required to be disclosed and such disclosed Confidential Information will remain Confidential Information hereunder despite the required disclosure. A receiving Party may also disclose Confidential Information of the disclosing Party to potential future investors or acquirors, provided that such disclosure is under confidentiality agreements with provisions comparable to those contained in this Agreement.

     12.4 Proprietary Notices. BAXS will ensure that the DPI Products distributed by BAXS will incorporate copyright and other proprietary notices in the same manner that DPI incorporates such notices in the DPI Products or in any other manner reasonably requested by DPI.

     12.5 Proprietary Rights. BAXS shall not modify, translate, reverse engineer, decompile, disassemble or otherwise reduce the DPI Products to human perceivable form and shall not copy or create derivative works of the DPI Products, other than as expressly permitted by this Agreement. Except as expressly granted hereunder, DPI owns and retains all right, title, and interest in and to the DPI Products.

     12.6 Publicity. The Parties agree to cooperate in the preparation of a mutually agreeable press release covering this Agreement. Any such press release prepared by one Party shall be approved by the other Party, which approval shall not unreasonably withheld.

ARTICLE 13

TERMINATION

     13.1 Term. The term of this Agreement shall commence on the Effective Date and continue unless terminated as set forth herein (the “Term”).

     13.2 Termination for Cause. A Party shall have the right to terminate this Agreement by providing written notice to the other Party upon the occurrence of either of the following:

          13.2.1 upon or after the bankruptcy, insolvency, dissolution or winding up of the other Party (other than a dissolution or winding up for the purpose of reconstruction or amalgamation); or

          13.2.2 upon or after the breach of any material provision of this Agreement by the other Party if the breaching Party has not cured such breach within the thirty (30) day period following written notice of breach by the non-breaching Party.

     13.3 Termination after Notice. Either Party may terminate this Agreement after the second anniversary of the Effective Date, by giving at least one hundred eighty (180) days written notice thereof to the other Party; such termination shall take effect one hundred eighty (180) days after receipt of such notice.

     13.4 Effect of Termination.

          13.4.1 Upon termination of this Agreement for any reason, all rights and licenses granted under this Agreement shall immediately terminate, except that BAXS may, for a period not to exceed six months (6) and on the same terms and conditions as applied during the Term, distribute any inventory of the DPI Products that BAXS has at the time of termination (unless DPI elects, in its sole discretion, to repurchase said inventory or any portion of said inventory at the same price which was paid by BAXS). As of the receipt of the notice of termination by either Party, any Purchase Orders accepted but not yet fulfilled may be canceled at the option of BAXS, unless this Agreement is terminated by DPI pursuant to Section 13.2 in which case DPI may cancel Purchase Orders accepted but not yet fulfilled.

          13.4.2 Except to the extent permitted for distributing its remaining inventory of the DPI Products pursuant to Section 13.4.1 above, after the Term, BAXS shall not represent or hold itself out as being an authorized distributor or otherwise having any rights to commercialize the DPI Products or engage in any practices which might make it appear that BAXS has any such rights.

          13.4.3 For a period of [***] following the termination of this Agreement other than termination for breach by BAXS of payment provisions herein and only for so long as BAXS is not in breach of any payment obligations, DPI shall sell to BAXS all spare parts and materials that are necessary for BAXS to continue to support the DPI Products distributed by BAXS. If, after such [***] period, DPI intends to discontinue its production or acquisition of such parts or materials, DPI will provide reasonable advance written notice to BAXS and shall permit BAXS to acquire its final required quantities of the foregoing. The pricing of such parts and materials shall be at the most favorable prices charged by DPI when requested by BAXS.

          13.4.4 In the event this Agreement is terminated pursuant to Section 13.2.2 due to BAXS’ breach of its obligations hereunder to perform service for end users of DPI Products, upon such termination BAXS shall, if requested by DPI, assign BAXS’ rights to perform service with respect to DPI Products for such end users, and shall transfer to DPI any prepayment BAXS has received therefore. The rights of DPI and obligations of BAXS in this Section 13.4.4 shall apply only to the extent the applicable service agreement between BAXS and the end user pertains to solely the DPI Product and not other products distributed by BAXS.

     13.5 Survival. Notwithstanding anything to the contrary herein, the provisions of Articles 1, 9 (for the period stated therein) and 11, and Sections 4.9, 6.3, 8.2, 8.3, 8.4, 10.1, 10.2, 13.4, 13.5, 14.1, 14.2 (for the period stated therein), and 14.5 shall survive the termination of this Agreement for any reason. The provisions of Sections 12.1, 12.2, 12.3.2 and 12.6 shall survive the termination of this Agreement for a period of five (5) years with respect to Confidential Information disclosed prior to such expiration or termination. It is expressly understood and agreed that, notwithstanding anything to the contrary herein, any rights and obligations accruing under Article 4 prior to expiration or termination shall continue unaffected and survive termination of this Agreement for any reason.

ARTICLE 14

GENERAL PROVISIONS

     14.1 Assignment. Neither Party may assign this Agreement or any rights or obligations hereunder, by operation of law or otherwise, without the prior written approval of the other Party; provided, however that a Party may make such an assignment without consent to Affiliates or to a successor to substantially all of the business or assets of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties, their successors and permitted assigns.

              [***]        Confidential material redacted and separately filed with the Commission.

     14.2 Non-Solicitation. Except to the extent agreed to in advance in writing by the Parties, each Party hereby agrees not to recruit or offer employment to any employees or consultants of the other Party during the Term and for one (1) year after the Term. Notwithstanding the foregoing, following termination of this Agreement, DPI may solicit and hire any employees or consultants of BAXS who were employees or consultants of DPI as of the Effective Date.

     14.3 Notices. All notices between the Parties shall be in writing and shall be deemed to have been given if personally delivered or sent by certified or registered mail (return receipt) or facsimile to the addresses set forth as follows, or such other contact and/or address as is provided by notice as set forth herein.

If to DPI to:

Discovery Partners International, Inc.
9640 Towne Centre Drive
9640 Towne Centre Drive
San Diego, CA 92121
Attention: John Lillig
FAX: 858-546-3083

If to BAXS to:

Bruker AXS Inc.
5465 East Cheryl Parkway
Madison, WI 53711
Attention: Lieuwe Boskma
FAX: 608-276-3014

Notices shall be deemed effective upon receipt or, if delivery is not effected by reason of some fault of the addressee, when tendered.

     14.4 Export Regulations. BAXS understands that DPI is subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce, which prohibit export or diversion of certain technical products to certain countries. BAXS warrants that it will comply in all respects with the Export Administration Regulations and all other export and re-export restrictions applicable hereto.

     14.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

     14.6 Relationship of the Parties. Nothing in this Agreement shall constitute, nor shall any Party represent that there is any relationship of employer and employee, principal and agent, or partnership between the Parties as a result of this Agreement.

     14.7 Compliance with Laws. BAXS and DPI each agree that it will comply with all applicable laws, rules and regulations in performing its obligations hereunder.

     14.8 Severability. Any term or provision of this Agreement held to be illegal or unenforceable shall, if possible, be interpreted so as to be construed as valid, but in any event the validity or enforceability of the remainder hereof shall not be affected.

     14.9 Waiver. The waiver of, or failure to enforce, any breach or default hereunder shall not constitute the waiver of any other or subsequent breach or default.

     14.10 Headings. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section.

     14.11 Entire Agreement. This Agreement sets forth the entire agreement between the Parties and supersedes, merges, and renders void any and all prior proposals, agreements, and representations between them, whether written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may be changed only by mutual agreement of the Parties in writing.

     14.12 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. A Party may evidence its execution and delivery of this Agreement by signing and faxing this Agreement to the other Party and promptly thereafter mailing the signed original copy of this Agreement to the other Party.

     14.13 Force Majeure. No Party shall be liable for any delay or failure of performance (other than payment obligations) to the extent such delay or failure is caused by circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, provided that the Party claiming excuse uses its commercially reasonable efforts to overcome the same.

BOS1293160.2

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by duly authorized representatives on the dates set forth below to be effective as of the Effective Date set forth above.

DISCOVERY PARTNERS INTERNATIONAL, INC.

By: /s/ Riccardo Pigliucci

Print Name: Riccardo Pigliucci

Title: Chief Executive Officer

Date: July 24, 2003

BRUKER AXS INC.

By: /s/ Martin Haase

Print Name: Martin Haase

Title: President and Chief Executive Officer

Date: July 24, 2003

BOS1293160.2

EXHIBIT A

The DPI Products

1.     Standard Model (the “CF System”): DPI CF-400™ System, including CF Software. For specifications, see following four pages.

2.     CR Software, when available.

    1.        Standard Model: DPI CF-400™ System, including Crystal Farm NavigatorTM Software (the “CF System”).

DPI “Crystal Farm Imaging SystemTM” (CF-400TM) System & Crystal Farm NavigatorTM Software

Overview:

This document outlines specifications of the Discovery Partners International Crystal Farm Imaging System™, which stores protein crystallization plates and automatically retrieves and images those plates at specified intervals.

The specification defines a system which performs the crystallization incubation and imaging function often done manually in a cold room. The hardware is designed to be relatively small and self-contained so that even a small crystallography group could afford a system and could easily expand with additional systems. The scope of the software, Crystal Farm Navigator, is web browser based and designed to provide for the control of all of the hardware, scheduling functions, and the acquisition and storage of images, image scoring tools, database for experimental conditions and results and database query tools. [***]

Specifications

General:

The system is built in an insulated cabinet that provides temperature control and provides appropriate access to crystallization plates. The mechanism can store and retrieve over 400 plates. Approximately 300 plate storage locations will accommodate standard 96/384/1536 well SBS format microplates, and approximately 100 of the positions will either accommodate either 96/384/1536 well SBS format plates or Linbro (24 well) sized plates. The smaller, microbatch plates are handled in a special carrier which carries two plates. The system can store approximately 800 of these smaller plates. Data integrity is ensured by reading the plate barcode on every move. The optics module resides within the enclosure and interfaces directly with the plate handling mechanism. Because the optics are within the enclosure, the plates do not experience any temperature change while being imaged. The light source is a xenon flash lamp, which is also designed to minimize any change in plate temperature. Any plate (or plate carrier) can be automatically moved to the optics module in any sequence, and any or all wells can be imaged in a variety of optical setup conditions. Image storage and hardware control is provided by a high performance web server. This server includes ½ terabyte of drive capacity in a RAID 5 array. The server will also include an international warranty to facilitate quick service response in the field. Crystal Farm Navigator is web based software which provides local or remote access to all images, control of the Crystal Farm as well as all the various other software functions.

Enclosure:

The enclosure is approximately 80“H x 35“D x 40“W. There is an access door that allows rapid replacement of two magazines (14 plates ea), and a single plate access door for rapid removal or insertion of a single plate. The entire front panel can open on hinges for occasional cleaning or service but is not used for plate access. The condenser assembly is located in the base of the enclosure, isolated to control vibration, with ventilation front and rear. Location of the unit is not critical but it should be on a firm surface and not located near a heat source which could result in non-uniform cooling of the interior space. The power requirement is 120VAC 60HZ, 13A or 240VAC 50/60HZ, 7A. A special model is available for 100VAC 50HZ (14A).

         [***]        Confidential material redacted and separately filed with the Commission.

Temperature control:

Because the enclosure is never opened during routine operation (other than the small access doors) the large body of controlled air is never disturbed and temperature and humidity stability is considerably better than typically found in conventional refrigerators or cold rooms. The cooling/heating system will maintain an internal temperature in the range of 4°C to 40°C when installed in a laboratory environment with an ambient temperature of up to 35°C. The internal temperature will be held to well within +/-1°C of the set point at the sensor. Internal circulation fans run continuously to ensure even temperature across the stored plates.

Vibration:

Vibration is addressed throughout the design. All of the drive motors are isolated with vibration absorbing mounts. The condenser system is on a separate, vibration absorbing, chassis which is lowered to the floor when the unit is installed. The plate handling mechanism is isolated from the enclosure and internal air circulating fans are run at reduced speed to minimize vibration. Plate handling motion is acceleration limited and the maximum acceleration and speed can be set by the system administrator.

Optics and Images:

At a minimum, the optics module will be able to provide images of sufficient quality to allow an operator to easily determine the presence of crystals, precipitates, and inactive or dry wells. Illumination options are available which can enhance the image with variable angle dual polarization or off-axis lighting. The lens system has a working distance of 34mm. The lens system provides 11:1 zoom for a field of view of 0.4mm to 4.5mm. Depth of field varies with zoom between about 0.1mm and 1 mm. Resolution is between 1 and 5 microns depending on zoom setting. (Depth of field and resolution vary with the aperture setting, and the preceding values are for an “optimized setting” of the aperture.) Zoom, focus, and aperture are software controllable (as well as x, y positioning and illumination settings). [***] ImageMaker™ has the capability of combining sets of images from multiple focus planes to create a single image with maximum focal sharpness across all regions of the image. The user may select one or more images to store in a variety of formats at chosen levels of compression. User options include auto-brightness, multiple focus plane composite images, and auto drop finding (for drop centering and adjusting zoom according to the drop diameter).

Speed:

The speed of the system is such that it has the ability to acquire 20,000 images in a 24 hour period. This is based on the use of 96 well plates (Corning HRS-271 or similar), single images per well, and mid range settings for the plate handling mechanism. Different acceleration settings, other imaging options, or different plates will increase or reduce imaging throughput.

Computer:

The standard system includes a web server with the required I/O and disk storage. ½ terabyte of storage are provided in a redundant RAID 5 disk array. The computer is separate from the main refrigeration unit and must be placed within reach of the three meter connecting cable. Where vibration is not a serious concern, the computer may be attached to the Crystal Farm.

Software:

Software provides all of the user interface tools and controls all of the hardware functions. All plate handling, optics and incubator hardware is controlled by firmware in the hardware and a serial connection to the PC where a VB program coordinates settings and motion control. A scheduling module monitors overall activity, storing of images, and coordination with additional Crystal Farm Imager Imagers if so desired. The user interface is provided through a web based design which allows full control of the system from any browser connected to the same network, or over the internet if allowed by the user.

Partial list of software functions:

         [***]        Confidential material redacted and separately filed with the Commission.

      System Administration

The Administration module handles all settings and controls that are global in nature. That is, data that is of importance to all users or all Crystal Farm Imagers is managed here. Generally, only designated users are granted access to these functions.

         [***]

      Plate Handling/Scheduling

When crystallization trial plates are created the user needs to physically load them into the Crystal Farm and enter enough data about the plates such that they can then be stored and imaged automatically.

         [***]

      Project Data

Optional inputs to the database are information about the experimental conditions. The more information that is included will give users more parameters on which to query the database to analyze crystallization results.

         [***]

      Image Viewing/Scoring

        Groups of images are selected, viewed and scored for crystals.

         [***]

      Results Analysis

        Any information in the database can be queried and analyzed.

         [***]

      On-Demand Imaging

The user can interrupt the current Crystal Farm Imaging schedule and request that a well be imaged immediately.

         [***]

    [***]        Confidential material redacted and separately filed with the Commission.

EXHIBIT B

Trademarks

BAXS:

DPI:

Crystal FarmTMCrystal
NavigatorTMCrystal
Farm NavigatorTMCrystal
ResolveTMCrystal
SurferTMCrystaliteTM

EXHIBIT C

TRANSFER PRICES

1. CF System

Year 1 (From the Effective Date through September 30, 2004)

Quantity of CF Systems	Transfer Price per CF System
First [***]	[***]*
[***] and each additional	[***]
* Reflects increase for value of Transferred Leads.

Year 2 (October 1, 2004 through September 30, 2005)

Quantity of CF Systems paid for by BAXS
in prior Year	Transfer Price per CF System
Less than [***]	[***]
[***] or more	[***]

Each successive Year after Year 2, beginning on October 1, 2005

Quantity of CF Systems paid for by BAXS
in prior Year	Transfer Price per CF System
Less than [***]	[***]
[***] or more	[***]

    [***]        Confidential material redacted and separately filed with the Commission.

2. CR Software

Post-release for distribution to end-users, the Transfer Price shall be [***] for the first [***] units and thereafter shall be [***].

    [***]        Confidential material redacted and separately filed with the Commission.

EXHIBIT D

DPI Product Warranty

LIMITED WARRANTY. DISCOVERY PARTNERS, INC. (“DPI”) WARRANTS THAT THE PRODUCT WILL PERFORM SUBSTANTIALLY IN ACCORDANCE WITH THE DOCUMENTATION ACCOMPANYING THE PRODUCT, AND WILL BE FREE OF DEFECTS IN MATERIALS AND WORKMANSHIP UNDER NORMAL USE AND SERVICE FOR A PERIOD OF (A) UP TO ONE YEAR FROM THE DATE OF INSTALLATION AT THE END USER SITE OR (B) EIGHTEEN (18) MONTHS FROM SHIPMENT FROM DPI, WHICHEVER OCCURS FIRST (THE “WARRANTY PERIOD”).

EXCEPT FOR SUCH EXPRESS WARRANTY, THE PRODUCT IS PROVIDED “AS IS” AND WITHOUT WARRANTY OF ANY KIND WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE. DPI SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

EXHIBIT E

Transfer Leads

 Company                   Client Contact         Site             DS Contact    Projected                                                       Quote date Valid
                                                                                 Close Date   Product         Units      Price         Amount                Quote

[***]                        [***]                 [***]          dstraub        4/17/2004  Crystal Farm      2                        2/15/2003
[***]                        [***]                 [***]          cfitzsimon 2  10/31/2003  Crystal Farm      2                        3/4/2003
[***]                        [***]                 [***]          lmartorana    10/31/2003  Crystal Farm      1                        3/4/2003
[***]                        [***]                 [***]          lmartorana    10/30/2003  Crystal Farm      1                        3/6/2003
[***]                        [***]                 [***]          dstraub       11/15/2003  Crystal Farm      1                        3/15/2003
[***]                        [***]                 [***]          dstraub        5/21/2004  Crystal Farm      2                        3/15/2003
[***]                        [***]                 [***]          Barry Prom    11/28/2003  Crystal Farm      1                        3/31/2003
[***]                        [***]                 [***]          dstraub       12/31/2003  CF-400            1                        4/8/2003
[***]                        [***]                 [***]          dstraub         2/1/2005  CF-400            1                        4/10/2003
[***]                        [***]                 [***]          dstraub        4/15/2004  Crystal Farm      1                        4/15/2003
[***]                        [***]                 [***]          dstraub        4/15/2004  Crystal Farm      1                        4/15/2003
[***]                        [***]                 [***]          dstraub        4/17/2005  Crystal Farm      1                        4/17/2003
[***]                        [***]                 [***]          dstraub       12/31/2003  CF-400            1                        4/17/2003
[***]                        [***]                 [***]          sbroach 2      5/31/2004  Crystal Farm      1     [***]         [***]          5/27/2003 yes
[***]                        [***]                 [***]          Barry Prom     7/31/2003  Crystal Farm      1     [***]         [***]          5/31/2003 yes
[***]                        [***]                 [***]          dstraub        7/31/2003  Crystal Farm      2     [***]         [***]          7/3/2003  yes
[***]                        [***]                 [***]          dstraub        5/27/2004  Crystal Farm      2     [***]         [***]          7/8/2003  yes
[***]                        [***]                 [***]          dstraub         2/1/2004  CF-400            1     [***]         [***]          7/10/2003 yes
[***]                        [***]                 [***]          dstraub        7/10/2003  CF-400            1     [***]         [***]          7/10/2003 yes
[***]                        [***]                 [***]          dstraub        4/15/2004  Crystal Farm      1     [***]         [***]          7/11/2003 yes
[***]                        [***]                 [***]          sbroach 2      5/31/2004  CF-400            1     [***]         [***]          7/16/2003 yes
[***]                        [***]                 [***]          cfitzsimon 2  10/31/2003  Crystal Farm      1     [***]         [***]          7/17/2003 yes
[***]                        [***]                 [***]          cfitzsimon 2   11/1/2003  Crystal Farm      1     [***]         [***]          7/21/2003 yes
[***]                        [***]                 [***]          cfitzsimon 2  12/31/2003  Crystal Farm      1     [***]         [***]          7/23/2003 yes
[***]                        [***]                 [***]          jlillig        11/1/2003  Crystal Farm      2                        None
[***]                        [***]                 [***]          Barry Prom     8/29/2003  CF-400            1                        None
[***]                        [***]                 [***]          Barry Prom    10/31/2003  CF-400            1                        None
[***]                        [***]                 [***]          Barry Prom    10/31/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          Barry Prom    12/12/2003  CF-400            1                        None
[***]                        [***]                 [***]          Barry Prom    12/31/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          Barry Prom    12/31/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          Barry Prom      3/1/2004  CF-400            1                        None
[***]                        [***]                 [***]          Barry Prom     3/31/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          Barry Prom      4/1/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          Barry Prom    12/31/2004  Crystal Farm      2                        None
[***]                        [***]                 [***]          cfitzsimon 2  12/25/2003  Crystal Farm      2                        None
[***]                        [***]                 [***]          cfitzsimon 2   8/21/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2   8/21/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2   8/29/2003  CF-400            1                        None
[***]                        [***]                 [***]          cfitzsimon 2  11/30/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  11/30/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  11/30/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  11/30/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  12/30/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  12/30/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  12/30/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  12/31/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  12/31/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2  12/31/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2    1/1/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2    1/1/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2    1/1/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2    1/1/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2    1/1/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2    1/1/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2   1/30/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2   1/31/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2   5/29/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          cfitzsimon 2    6/2/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          dstraub        9/30/2003  Crystal Farm      2                        None
[***]                        [***]                 [***]          dstraub        11/3/2003  Crystal Farm      1                        None
[***]                        [***]                 [***]          dstraub        4/15/2004  CF-400            1                        None
[***]                        [***]                 [***]          dstraub        4/15/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          dstraub        4/15/2004  Crystal Farm      2                        None
[***]                        [***]                 [***]          dstraub        4/15/2004  Crystal Farm      2                        None
[***]                        [***]                 [***]          dstraub        5/21/2004  Crystal Farm      1                        None
[***]                        [***]                 [***]          dstraub        5/22/2004  Crystal Farm      2                        None
[***]                        [***]                 [***]          dstraub        4/15/2005  Crystal Farm      2                        None
[***]                        [***]                 [***]          dstraub         5/9/2005  Crystal Farm      2                        None
[***]                        [***]                 [***]          sbroach 2      9/22/2003  CF-400            1                        None
[***]                        [***]                 [***]          sbroach 2      2/15/2004  CF-400            1                        None

EXHIBIT F

End User Agreement

    [***]        Confidential material redacted and separately filed with the Commission.

EXHIBIT G

Exclusivity Minimum Requirements

1.     Year 1 (From the Effective Date through September 30, 2004).

[***]     CF Systems

2.     Year 2, beginning on October 1, 2004.

[***]     CF Systems

3.     Year 3, beginning on October 1, 2005.

[***]     CF Systems

4.     Each successive Year , beginning on October 1, 2006.

[***]     CF Systems